Exhibit 99.1

News Release

Ritchie Bros. Completes Acquisition of IAA, Creating a Premier Global Marketplace Leader

Combined Company Positioned for Growth and Shareholder Value Creation

VANCOUVER, BC, March 20, 2023 – Ritchie Bros. Auctioneers Incorporated (NYSE: RBA) (TSX: RBA) today announced that it has completed its acquisition of IAA, Inc. (“IAA”). As previously announced on January 23, 2023, under the terms of the amended merger agreement, IAA shareholders will receive $12.80 per share in cash and 0.5252 common shares of Ritchie Bros. for each share of IAA common stock they own.

“The closing of the IAA acquisition represents the beginning of an exciting new chapter for Ritchie Bros. as we expect the combination of our businesses to drive long-term, profitable growth and significant, sustainable shareholder value creation,” said Ann Fandozzi, CEO of Ritchie Bros. “With IAA, we will accelerate our transformation into a premier digital marketplace and expand into an attractive, adjacent vertical, broadening our global footprint. Our combined yard footprint, marketplace infrastructure and comprehensive suite of innovative solutions will allow us to serve customers more effectively and efficiently than ever before.”

Fandozzi continued, “I would like to extend a heartfelt thank you to our colleagues at Ritchie Bros. for their unwavering focus on our customers and business success and welcome our new IAA teammates to the Ritchie Bros. family. With dedicated teams and detailed plans in place, we are excited to hit the ground running in integrating our businesses and pursue the significant opportunities that the combined Ritchie Bros. + IAA will create for employees, customers and shareholders.”

As previously announced, in conjunction with the transaction close, the Ritchie Bros. Board of Directors will consist of 12 members and include:

-	Erik Olsson, Chair of the Board and former President and CEO of MobileMini, Inc.;
-	Ann Fandozzi, CEO of Ritchie Bros.;
-	Brian Bales, new independent director and former Chief Development Officer of Republic Services;
-	Bill Breslin, new independent director and former Senior Vice President of Claims for USAA;
-	Adam DeWitt, former CEO of Grubhub, Inc.;
-	Robert Elton, former CFO of Vancouver City Savings Credit Union;
-	Lisa Hook, former President and CEO of Neustar, Inc.;
-	Tim O’Day, new independent director and President and CEO of Boyd Group Services Inc.;
-	Sarah Raiss, former Executive Vice President of Corporate Services of TransCanada Corporation;
-	Michael Sieger, new independent director and former Claims President at Progressive Insurance;
-	Jeffrey Smith, new independent director and CEO of Starboard Value LP; and
-	Carol Stephenson, former Dean of the Ivey Business School at Western University.

In connection with the close of the transaction, Mahesh Shah and Chris Zimmerman have stepped down from the Ritchie Bros. Board, effective immediately.

Fandozzi concluded, "We thank Mahesh and Chris for their commitment and valuable contributions to Ritchie Bros. and wish them the best in their future endeavors."

News Release

As previously announced, the Ritchie Bros. Board declared a special cash dividend on Ritchie Bros.' outstanding common shares of $1.08 per share, payable to shareholders of record at the close of business on March 17, 2023. Payment of the special dividend was contingent upon the closing of the IAA acquisition. Payment of the dividend will be made to eligible Ritchie Bros. shareholders on March 28, 2023. IAA stockholders will not be entitled to receive the special dividend with respect to any Ritchie Bros. common shares received as consideration in the transaction.

As a result of the completion of the transaction, IAA’s common stock ceased trading on the New York Stock Exchange under the ticker symbol “IAA” as of the close of trading on March 20, 2023.

Advisors

Goldman Sachs & Co. LLC served as lead financial advisor and Guggenheim Securities, LLC served as co-lead financial advisor to Ritchie Bros. Evercore and RBC Capital Markets also served as financial advisors to Ritchie Bros. J.P. Morgan Securities LLC served as the exclusive financial advisor to IAA.

Goodwin Procter LLP, McCarthy Tétrault LLP and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisors to Ritchie Bros. and Cooley LLP, Blake, Cassels & Graydon LLP and Latham & Watkins LLP served as legal advisors to IAA.

About Ritchie Bros.

Established in 1958, Ritchie Bros. (NYSE and TSX: RBA) is a global asset management and disposition company, offering customers end-to-end solutions for buying and selling used heavy equipment, trucks and other assets. Operating in a number of sectors, including construction, transportation, agriculture, energy, mining, and forestry, the company's selling channels include: Ritchie Bros. Auctioneers, the world's largest industrial auctioneer offering live auction events with online bidding; IronPlanet, an online marketplace with weekly featured auctions and providing the exclusive IronClad Assurance(R) equipment condition certification; Marketplace-E, a controlled marketplace offering multiple price and timing options; Ritchie List, a self-serve listing service for North America; Mascus, a leading European online equipment listing service; Ritchie Bros. Private Treaty, offering privately negotiated sales; and sector-specific solutions GovPlanet, TruckPlanet, and Ritchie Bros. Energy. The company's suite of solutions also includes Ritchie Bros. Asset Solutions and Rouse Services LLC, which together provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers' management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; plus equipment financing and leasing through Ritchie Bros. Financial Services. For more information about Ritchie Bros., visit RitchieBros.com.

Photos and video for embedding in media stories are available at rbauction.com/media.

Forward-Looking Statements

This communication contains information relating to the business combination transaction between Ritchie Bros. (“RBA”) and IAA, Inc. (“IAA”). This communication includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the merger, the anticipated impact of the merger on the combined company’s business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, EBITDA, growth, operational enhancement, expansion and other value creation opportunities from the merger, the expected debt, de-leveraging, cash flow generation and capital allocation of the combined company, other aspects of RBA’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “can,” “intends,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import.

News Release

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond RBA’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the effects of the business combination of RBA and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger; the diversion of management time on transaction-related issues; the response of competitors to the merger; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the fact that operating costs and business disruption may be greater than expected following the consummation of the merger; the effect of the consummation of the merger on the trading price of RBA’s common shares; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the merger; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the merger; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, EBITDA, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to generate cash flow and/or finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial forecasts and/or KPI targets; any legal impediment to the payment of the special dividend by RBA; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the merger, are included in the Registration Statement on Form S-4 and joint proxy statement/prospectus filed by RBA with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the merger. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. RBA does not undertake any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

News Release

Contacts

Investors

Sameer Rathod Vice President, Investor Relations & Market Intelligence

(510) 381-7584

srathod@ritchiebros.com

Media

Barrett Golden / Lucas Pers / Haley Salas

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449